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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                  May 15, 2007
                Date of Report (Date of earliest event reported)
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                           SMALL CAP STRATEGIES, INC.
             (Exact name of registrant as specified in its charter)


                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-5655532
                      (IRS Employer Identification Number)

         520 South 4th Avenue, Suite 400
              Louisville, Kentucky                           40202-2577
     (Address of principal executive offices)                (ZIP Code)

                              Bryce M. Knight, CEO
                           Small Cap Strategies, Inc.
                         520 South 4th Avenue, Suite 400
                              Louisville, Kentucky
                     (Name and address of agent for service)

                                 (502) 515-1515
          (Telephone number, including area code of agent for service)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

On May 24, 2007, the Board of Directors of the Registrant approved the sale of 300,000 post-split shares of its common stock to Knight Capital Corporation for a purchase price of $30,000.00. Knight Capital Corporation is 100% owned by Bryce Knight, the President and Director of Small Cap Strategies.


ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

Effective as of May 21, 2007, the Registrant amended its Articles of Incorporation in the State of Nevada by filing with the Secretary of State, a Certificate of Change which declared a reverse split of all authorized and outstanding shares of stock in the Corporation on the ratios of One (1) new share of common stock to be authorized for each Twenty (20) shares of its common stock presently authorized and One (1) new share of stock to be issued for each Twenty (20) shares of its common stock presently outstanding with rounding up to the nearest share such that no fractional shares shall be issued. In connection with same, the Registrant made an application to obtain a new CUSIP Number and OTC Bulletin Board Symbol for such change and now trades under the symbol SMCA.OB. Issuance of the new trading symbol was effective as of June 4, 2007. The Board of Directors of the Registrant approved these actions in a resolution dated May 15, 2007.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

June 13, 2007                                         SMALL CAP STRATEGIES, INC.

                                                      By: /s/ Bryce Knight
                                                          ----------------
                                                         Bryce Knight, President